UNITED STATES SECURITIES AND EXCHANGE COMMISSION, Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 25, 2009

Timberline Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34055	82-0291227
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

101 East Lakeside Avenue, Coeur d’Alene, ID	83814
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number: (208) 664-4859

n/a (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR  230.425)

[     ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR  240.14a-12)

[     ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR

     240.14d-2(b))

[     ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange  Act (17 CFR

       240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

On September 25, 2009, the Board of Directors of Timberline Resources Corporation (the “Company”) appointed Paul Dircksen as Executive Chairman and Chairman of the Board of Directors.

Mr. Dircksen has over 35 years of experience in the mining and exploration industry, serving in executive, managerial, and technical roles at several companies.  He has been a Company director since January 2005 and Vice President of Exploration since May 1, 2006.  Working in the United States and internationally, he has a strong technical background, serving as a team member on approximately nine gold discoveries, six of which later became operating mines.  From January 2005 to May 2006 he was self employed as a consulting geologist until joining Timberline Resources.  Mr. Dircksen was the president of Brett Resources from January 2004 to December 2004, and prior to that, from January 2003 to December 2003, he was President of Bravo Venture Group, a junior exploration company.  During 2002 he was self employed as an independent mineral geologist.  Between 1987 and 2001, Mr. Dircksen was Senior Vice-President of Exploration for Orvana Minerals Corp.  He holds an M.S. in Geology from the University of Nevada.  Mr. Dircksen currently serves as a director of Bravo Venture Group and is employed on a full-time basis with Timberline Resources.

There are no family relationships between Mr. Dircksen and any director or executive officer of the Company. Mr. Dircksen has not entered into any related party transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On October 1, 2009, Timberline Resources Corporation (the “Company”) issued a press release entitled “Timberline Appoints Executive Chairman and Nears Completion of 2009 Surface Drill Program.”  A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.       Description

99.1                   Press Release, October 1, 2009*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Timberline Resources Corporation

Date: October 1, 2009	By: /s/ Randal L. Hardy
Randal L. Hardy
Chief Executive Officer, Chief Financial Officer and Director